UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09937

THE MUNDER @VANTAGE FUND

(Exact name of registrant as specified in charter)

480 PIERCE STREET
BIRMINGHAM, MICHIGAN 48009

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

STEPHEN SHENKENBERG	JANE KANTER
480 PIERCE STREET	DECHERT LLP
BIRMINGHAM, MICHIGAN 48009	1775 I STREET, N.W.
WASHINGTON, D.C. 20006

Registrant’s telephone number, including area code: (248) 647-9200

Date of fiscal year end: June 30

Date of reporting period: June 30, 2004

Item 1: Report of Shareholder

ANNUAL REPORT
June 30, 2004
Munder @Vantage Fund ®

Save paper and receive this document electronically. Sign up for electronic delivery at www.munderfunds.com/ edelivery

The Munder Funds Letter to Shareholders

DEAR FELLOW MUNDER FUND SHAREHOLDERS:

    The investment climate changed sharply over the past year. The S&P 500® Index posted a 19.11% return for the 12 months ended June 30, 2004, a significant increase from the return for the prior year ended June 30, 2003. In contrast, the Lehman Brothers Aggregate Bond Index had a 0.32% return for the 12 months ended June 30, 2004, dramatically lower than the return for the year ended June 30, 2003. While the equity market was buoyed by an improving economy and strong earnings growth, fixed income performance was hurt by rising interest rates and anticipation of the beginning of a tightening cycle by the Federal Reserve. In fact, the Fed announced a widely anticipated 0.25 percentage point increase in the federal funds rate on June 30.

    The goal of our investment disciplines is to deliver competitive returns and consistent investment success across changing investment environments. For this reason, risk management is an important part of our investment strategies. We identify those areas where we believe we can add the most value, and work to minimize risk in other areas. In our equity disciplines, we focus on stock selection and have systems in place designed to limit the risk from sector, industry and individual stock weightings. In our fixed income disciplines, we avoid strategies that are based on forecasting the direction of interest rates; rather, we focus on credit, yield curve and sector analyses, as well as on issue selection. In our view, focusing on the risks involved in investing, as well as on returns, is the best way to create value for our shareholders over time.

    On the following pages, you will find information and commentary on the relative and absolute performance of the Fund covered in this annual report. If you have any questions about your current investments or any of The Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER or through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment objectives.

Very Truly Yours,

Enrique Chang
President, The Munder Funds
President, Chief Operating Officer and Chief Investment Officer,
Munder Capital Management

Table of
   Contents

ii	Management’s Discussion of Fund Performance
iv	Hypothetical and Total Returns
1	Portfolio of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Cash Flows
11	Statements of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

i

Management’s Discussion of
   Fund Performance

    Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.munder.com.

    The Fund concentrates its investments in technology and Internet-related securities, which tend to be relatively volatile. It is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. The Fund tends to invest in smaller company stocks, which are more volatile and less liquid than larger more established company stocks. In addition, performance and after-tax returns can be significantly impacted by Fund investments in initial public offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.

    As a “non-diversified” fund under the Investment Company Act of 1940, more of the Fund’s assets may be invested in fewer securities, which increases the Fund’s risk because each investment has a greater effect on performance.

    The performance data contained in the following commentary is based on performance for the one-year period ended June 30, 2004. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.

    Fund holdings are subject to change and percentages shown are based on total net assets as of June 30, 2004. A complete list of holdings as of June 30, 2004 is contained in the Portfolio of Investments included in this report. Current data regarding portfolio holdings and performance can be found on our website, www.munder.com. You may also obtain updated holdings or performance by calling (800) 438-5789.

MUNDER @VANTAGE FUND®

Fund Managers: The Munder @Vantage Fund Team

    The Fund generated a return of 26.99% for the year ended June 30, 2004, compared to the 45.63% return for the Inter@ctive Week Internet Index and the 24.99% return for the Morgan Stanley Internet Index.

    Although the Fund had strong absolute performance for the year and outperformed its Morgan Stanley benchmark, it lagged its Inter@ctive Week Internet benchmark. The greatest strength came from the software, commercial services and supplies, Internet and catalog retail, and media sectors of the Fund. Relative weakness came from the Fund’s semiconductor-related stocks and private equity holdings.

    Relative strength in the software sector was largely due to the avoidance of a number of stocks, including BEA Systems, Inc., Intuit, Inc., Microsoft Corporation and Oracle Corporation, and the existence of a position in Red Hat, Inc. (0.4% of the

Fund). In the commercial services and supplies sector, performance was driven by the Apollo Group, Inc. (1.6% of the Fund) and DiamondCluster International, Inc., a management consulting firm. DiamondCluster was sold during the year because of our view that the company’s strong fundamentals were already reflected in the price of the stock. Relative strength in the Internet and catalog retail sector was due to both an overweight of the sector and good stock selection. Netflix, Inc. (3.8% of the Fund) and eBay, Inc. (5.1% of the Fund) were the largest contributors to the relative performance of the sector. Finally, an overweight in Getty Images, Inc. (1.4% of the Fund) and the lack of a position in AOL Time Warner Inc. were the major reasons for positive returns in the media sector of the Fund.

    As of June 30, total private equity investments represented 14.8% of the Fund’s net assets. Investments in venture capital limited partnerships were 13.6% of the Fund. There was an increase in the amount of capital contributed to the venture capital limited partnerships during the year, due to an upturn in the investment activity of those funds. As of June 30, the Fund has contributed approximately 68% of its venture capital limited partnership commitments. Direct investments in privately-held companies represented 1.2% of the Fund’s assets as of June 30. During the second quarter of 2004, Catena Networks, Inc. was acquired by CIENA Corporation in an all-stock transaction, resulting in a positive return on the original investment.

Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The Inter@ctive Week Internet Index is a modified capitalization-weighted index designed to measure a cross section of companies involved in providing Internet infrastructure and access, developing and marketing Internet content and software, and conducting business over the Internet. The Morgan Stanley Internet Index is an equal dollar-weighted index made up of leading American companies drawn from nine Internet subsectors that are driving the growth of Internet usage. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

Hypothetical and Total Returns

The following graph represents the performance of the Munder @Vantage Fund (the “Fund”) since its inception. The information contained in the graph and table that follows does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares. Past performance is no guarantee of future results. Investment return and principal value of any investment will fluctuate so that an investor’s shares, upon redemption, may be worth more or less than original cost. Average annual total returns are historical in nature and measure net investment income and capital gain and loss from portfolio investments assuming reinvestment of dividends.

Munder @Vantage Fund

HYPOTHETICAL

A Hypothetical Illustration of a $10,000 Initial Investment

	GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

	With		Without	S&P 500®	Morgan Stanley	Inter@ctive Week
Inception Date	Load		Load	Index#	Internet Index#	Internet Index#

@Vantage (10/17/00)	$3,388	*	$3,529	$8,458	$2,616	$3,706

AVERAGE ANNUAL TOTAL RETURNS

	One		One	Since	Since
	Year		Year	Inception	Inception
Inception Date	w/load		w/out load	w/load	w/out load

@Vantage (10/17/00)	21.87%	*	26.99%	(25.33)%	(24.51)%

*	Reflects the deduction of the maximum sales charge of 4.00%.

#	The S&P 500® Index is a widely recognized unmanaged index that measures the performance of the large-cap sector of the U.S. stock market. The Morgan Stanley Internet Index is an equal dollar-weighted index made up of leading American companies drawn from nine Internet subsectors that are driving the growth of Internet usage. The Inter@ctive Week Internet Index is a modified capitalization- weighted index designed to measure a cross section of companies involved in providing Internet infrastructure and access, developing and marketing Internet content and software, and conducting business over the Internet. Index since inception comparative returns are as of 11/1/00.

v

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Munder @Vantage Fund

Portfolio of Investments, June 30, 2004

Shares		Value

COMMON STOCKS — 73.7%
Biotechnology — 0.2%
2,000	Affymetrix, Inc.†	$65,460

Capital Markets — 2.7%
46,600	Ameritrade Holding Corporation†	528,910
28,300	E*TRADE Financial Corporation†	315,545

		844,455

Commercial Services & Supplies — 5.9%
5,800	Apollo Group, Inc., University of Phoenix Online,†	508,022
53,700	Monster Worldwide, Inc.†	1,381,164

		1,889,186

Communications Equipment — 4.7%
45,400	Alvarion Ltd.†	602,912
39,496	CIENA Corporation†, *, **	110,194
17,399	Juniper Networks, Inc.†	427,493
2,500	Sierra Wireless, Inc.†	92,575
19,300	SiRF Technology Holdings, Inc.†	252,251

		1,485,425

Computers & Peripherals — 0.3%
4,000	Novatel Wireless, Inc.†	106,000

Electronic Equipment & Instruments — 0.7%
20,700	Universal Display Corporation†	222,318

Hotels, Restaurants & Leisure — 0.7%
4,300	Ctrip.com International Ltd., ADR†	145,469
4,300	Orbitz, Inc., Class A†	92,966

		238,435

Internet & Catalog Retail — 18.2%
29,400	1-800-FLOWERS.COM, Inc., Class A†	239,316
11,200	Amazon.com, Inc.†	609,280
500	Blue Nile, Inc.†	18,805
17,500	eBay, Inc.†	1,609,125
13,700	eDiets.com, Inc., Class A†	39,319
20,523	InterActiveCorp.†	618,563
33,500	Netflix, Inc.†	1,204,325

See Notes to Financial Statements.

Munder @Vantage Fund

Portfolio of Investments, June 30, 2004 (continued)

Shares		Value

COMMON STOCKS (Continued)
Internet & Catalog Retail (Continued)
44,400	priceline.com, Incorporated†	$1,195,692
13,600	Provide Commerce, Inc.†	268,056

		5,802,481

Internet Software & Services — 32.0%
42,800	Akamai Technologies, Inc.†	768,260
26,000	aQuantive, Inc.†	256,880
32,100	Ask Jeeves, Inc.†	1,252,863
56,200	Autobytel, Inc.†	510,296
6,777	Bankrate, Inc.†	58,011
70,800	CNET Networks, Inc.†	783,756
37,919	Digital Insight Corporation†	786,061
29,400	Digital River, Inc.†	959,322
78,000	DoubleClick, Inc.†	606,060
5,100	FindWhat.com†	118,014
49,700	HomeStore, Inc.†	198,303
93,600	lastminute.com PLC†	306,286
5,000	NetEase.com, Inc., ADR†	206,600
5,500	Shanda Interactive Entertainment Ltd†	84,810
10,000	SINA Corporation†	329,900
1,900	Sohu.com, Inc.†	37,772
7,300	T-Online International AG†	83,319
11,000	Tencent Holdings Ltd†	6,064
2,425	Tom Online, Inc., ADR,†	32,519
20,250	United Online, Inc.†	356,603
10,500	VeriSign, Inc.†	208,950
14,247	webMethods, Inc.†	122,097
5,700	Websense, Inc.†	212,211
53,000	Yahoo!, Inc.†	1,925,490

		10,210,447

Media — 1.9%
7,500	Getty Images, Inc.†	450,000
21,900	Harris Interactive, Inc.†	147,168

		597,168

Semiconductors & Semiconductor Equipment — 4.3%
17,800	Atheros Communications†	187,612
10,000	August Technology Corporation†	125,400
125,000	LogicVision, Inc.†	350,000

See Notes to Financial Statements.

Shares		Value

Semiconductors & Semiconductor Equipment (Continued)
20,200	Sigmatel, Inc.†	$587,012
30,000	United Microelectronics Corporation, ADR	129,300

		1,379,324

Software — 1.8%
250	Blackboard, Inc.†	5,013
1,400	Macromedia, Inc.†	34,370
1,400	Macrovision Corporation†	35,042
5,800	Red Hat, Inc.†	133,226
600	salesforce.com, inc.†	9,642
7,800	Symantec Corporation†	341,484

		558,777

Thrifts & Mortgage Finance — 0.1%
4,100	NetBank, Inc.	44,813

Wireless Telecommunication Services — 0.2%
5,500	Linktone Ltd., ADR,†	60,225

TOTAL COMMON STOCKS
(Cost $17,733,492)		23,504,514

LIMITED PARTNERSHIPS — 13.6%
Information Technology Services — 1.9%
764,695	Trident Capital Fund V, L.P.†, *, **	610,724

Semiconductors & Semiconductor Equipment — 5.3%
2,500,000	Tech Farm Ventures (Q) L.P.†, *, **	1,701,820

Technology Hardware & Equipment — 6.4%
1,125,000	CenterPoint Ventures III (Q) L.P.†, *, **	662,795
1,350,000	New Enterprise Associates 10, L.P.†, *, **	1,119,342
500,000	Telesoft II QP, L.P.†, *, **	250,149

		2,032,286

TOTAL LIMITED PARTNERSHIPS
(Cost $6,083,879)		4,344,830

PREFERRED STOCKS — 1.2%
Computers & Peripherals — 0.4%
444,444	Alacritech Information, Series C†, *, **	115,200

Internet Software & Services — 0.8%
328,947	Sygate Technology, Series E†, *, **	250,000

See Notes to Financial Statements.

Munder @Vantage Fund

Portfolio of Investments, June 30, 2004 (continued)

Shares		Value

PREFERRED STOCKS (Continued)
Software — 0.0%
221,893	See Commerce, Series E†, *, **	$0

TOTAL PREFERRED STOCKS
(Cost $2,749,997)		365,200

INVESTMENT COMPANY SECURITIES — 1.5%
(Cost $483,125)
13,000	Nasdaq-100 Trust, Series 1	491,140

WARRANTS — 0.1%
(Cost $6,948)
Internet & Catalog Retail — 0.1%
844	InterActiveCorp., expires 02/04/2009, (exercise price: $26.00)†	29,127

Principal
Amount

REPURCHASE AGREEMENT — 11.0%
(Cost $3,508,000)
$3,508,000	Agreement with State Street Bank and Trust Company, 1.150% dated 06/30/2004, to be repurchased at $3,508,112, on 07/01/2004, collateralized by $3,605,000 FHLB, 1.500% maturing 06/17/2005 (value $3,579,693)	3,508,000

TOTAL INVESTMENTS
(Cost $30,565,441)	101.1%	32,242,811

OTHER ASSETS AND LIABILITIES (Net)	(1.1)	(354,066)

NET ASSETS	100.0%	$31,888,745

*	Restricted security, which is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. The Munder @Vantage Fund may not invest more than 40% of its net assets in illiquid securities including restricted securities and does not have

See Notes to Financial Statements.

the right to demand that such securities be registered. At June 30, 2004, these securities represent $4,820,224, 15.1% of net assets.

Security	Acquisition Date	Cost

Alacritech Information, Series C	12/13/2001	$1,000,000
CenterPoint Ventures III (Q) L.P.	03/07/2001	183,723
	07/20/2001	183,723
	10/15/2001	183,723
	07/16/2002	123,807
	11/04/2002	85,737
	06/09/2003	73,489
	09/04/2003	73,489
	01/30/2004	75,000
	04/07/2004	125,000
CIENA Corporation	06/01/2004	101,005
New Enterprise Associates 10, L.P.	10/26/2000	179,766
	01/04/2001	89,883
	07/27/2001	44,942
	09/26/2001	89,883
	01/16/2002	94,070
	04/23/2002	94,070
	07/12/2002	94,070
	11/12/2002	94,070
	02/04/2003	94,925
	07/16/2003	95,978
	09/19/2003	98,471
	12/10/2003	98,725
	04/19/2004	99,010
See Commerce, Series E	04/05/2001	1,499,997
Sygate Technology, Series E	01/21/2004	250,000
Tech Farm Ventures (Q) L.P.	12/19/2000	250,000
	04/25/2001	250,000
	07/27/2001	250,000
	10/25/2001	250,000
	05/20/2002	250,000
	08/27/2002	250,000
	01/10/2003	250,000
	07/10/2003	250,000
	11/10/2003	250,000
	04/14/2004	250,000
Telesoft II QP, L.P.	03/16/2001	274,228
	12/11/2002	80,000
	12/09/2003	40,000
	06/04/2004	80,000

See Notes to Financial Statements.

Munder @Vantage Fund

Portfolio of Investments, June 30, 2004 (continued)

Security	Acquisition Date	Cost

Trident Capital Fund V, L.P.	10/18/2000	$190,617
	06/26/2002	67,276
	11/08/2002	67,276
	01/15/2003	134,551
	10/01/2003	67,930
	12/05/2003	67,930
	02/06/2004	67,930
	06/10/2004	70,587

**	Fair valued security as of June 30, 2004 (See Notes to Financial Statements, Note 2).

†	Non-income producing security.

ABBREVIATIONS:

ADR  — American Depositary Receipt
FHLB — Federal Home Loan Bank

See Notes to Financial Statements.

At June 30, 2004 the country diversification of the Munder @Vantage Fund was as follows (assume United States unless otherwise indicate):

	% of
	Net Assets	Value

COMMON STOCKS:
United States	67.4%	$21,509,345
Cayman Islands	2.4	780,777
Israel	1.9	602,912
United Kingdom	1.0	306,286
Taiwan	0.4	129,300
Canada	0.3	92,575
Germany	0.3	83,319

TOTAL COMMON STOCKS	73.7	23,504,514
LIMITED PARTNERSHIPS	13.6	4,344,830
PREFERRED STOCKS	1.2	365,200
INVESTMENT COMPANY SECURITIES	1.5	491,140
WARRANTS	0.1	29,127
REPURCHASE AGREEMENT	11.0	3,508,000

TOTAL INVESTMENTS	101.1	32,242,811
OTHER ASSETS AND LIABILITIES (Net)	(1.1)	(354,066)

NET ASSETS	100.0%	$31,888,745

See Notes to Financial Statements.

Munder @Vantage Fund

Statement of Assets and Liabilities, June 30, 2004

ASSETS:
Investments, at value
See accompanying schedule:
Securities	$28,734,811
Repurchase agreement	3,508,000

Total Investments	32,242,811
Cash	872
Interest receivable	112
Receivable from Investment Advisor	31,145
Receivable for investment securities sold	322,184
Prepaid expenses and other assets	3,684

Total Assets	32,600,808

LIABILITIES:
Payable for investment securities purchased	486,424
Trustees’ fees and expenses payable	54,147
Investment advisory fees payable	51,345
Transfer agency/record keeping fees payable	33,016
Shareholder servicing fees payable	14,605
Administration fees payable	3,712
Custody fees payable	2,166
Accrued expenses and other payables	66,648

Total Liabilities	712,063

NET ASSETS	$31,888,745

Investments, at cost	$30,565,441

NET ASSETS consist of:
Accumulated net investment loss	$(41,858)
Accumulated net realized loss on investments sold	(110,670,782)
Net unrealized appreciation of investments	1,677,370
Par value	37,511
Paid-in capital in excess of par value	140,886,504

$31,888,745

NET ASSET VALUE
($31,888,745 / 3,751,095 shares of common stock outstanding)	$8.50

See Notes to Financial Statements.

Munder @Vantage Fund

Statement of Operations, For the Year Ended June 30, 2004

INVESTMENT INCOME:
Interest	$25,033
Dividends	47,030

Total Investment Income	72,063

EXPENSES:
Investment advisory fees	634,333
Shareholder servicing fees	158,583
Transfer agency/record keeping fees	148,780
Legal and audit fees	144,344
Administration fees	44,810
Trustees’ fees and expenses	40,309
Custody fees	26,132
Other	38,944

Total Expenses	1,236,235
Fees waived and/or expenses reimbursed by investment advisor	(284,736)

Net Expenses	951,499

NET INVESTMENT LOSS	(879,436)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	2,475,455
Foreign currency-related transactions	597
Net change in unrealized appreciation/(depreciation) of:
Securities	5,909,789
Foreign currency-related transactions	(2,104)

Net realized and unrealized gain on investments	8,383,737

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,504,301

See Notes to Financial Statements.

Munder @Vantage Fund

Statement of Cash Flows, For the Year Ended June 30, 2004

Increase/(decrease) in cash –
Cash flows from operating activities:
Net increase in net assets resulting from operations	$7,504,301
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investment securities	(16,845,640)
Proceeds from disposition of investment securities	20,366,215
Net purchases, sales and maturities of short-term investments	1,726,000
Decrease in interest receivable	30
Increase in receivables for securities sold	(146,671)
Increase in receivable from Investment Advisor	(11,909)
Increase in other assets	(2,181)
Increase in payable for securities purchased	375,296
Increase in accrued expenses	44,558
Unrealized appreciation on securities and currencies	(5,907,685)
Net realized gain from investments and currencies	(2,476,052)

Net cash provided by operating activities	4,626,262

Cash flows from financing activities:
Payment on shares redeemed	(4,626,066)

Net cash used in financing activities	(4,626,066)

Net increase in cash	196
Cash at beginning of year	676

Cash at end of year	$872

See Notes to Financial Statements.

Munder @Vantage Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2004	June 30, 2003

From operations:
Net investment loss	$(879,436)	$(658,456)
Net realized gain/(loss) from security and foreign currency-related transactions	2,476,052	(17,966,587)
Net change in unrealized appreciation/(depreciation) of securities and foreign currency-related transactions	5,907,685	23,902,329

Net increase in net assets resulting from operations	7,504,301	5,277,286
Net decrease in net assets from Fund share transactions	(4,626,066)	(5,049,469)

Net increase in net assets	2,878,235	227,817
NET ASSETS:
Beginning of year	29,010,510	28,782,693

End of year	$31,888,745	29,010,510

Accumulated net investment loss	$(41,858)	$(22,424)

CAPITAL STOCK ACTIVITY:
Amount
Redeemed	$(4,626,066)	$(5,049,469)

Net decrease	$(4,626,066)	$(5,049,469)

Shares
Redeemed	(595,141)	(1,030,652)

Net decrease	(595,141)	(1,030,652)

See Notes to Financial Statements.

Munder @Vantage Fund(a)

Financial Highlights, For a Share Outstanding Throughout Each Period

	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	6/30/04	6/30/03	6/30/02	6/30/01

Net asset value, beginning of period	$6.67	$5.35	$10.65	$24.00

Income/(loss) from investment operations:
Net investment loss	(0.24)	(0.15)	(0.17)	(0.11)
Net realized and unrealized gain/(loss) on investments	2.07	1.47	(5.13)	(13.15)

Total from investment operations	1.83	1.32	(5.30)	(13.26)

Decrease from investment operations:
Offering costs	—	—	—	(0.09)

Net increase/(decrease) in net asset value	1.83	1.32	(5.30)	(13.35)

Net asset value, end of period	$8.50	$6.67	$5.35	$10.65

Total return(b)	26.99%	24.67%	(49.77)%	(55.63)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$31,889	$29,011	$28,783	$71,625
Ratio of operating expenses to average net assets	3.00%	3.00%	3.00%	3.00	%(c)
Ratio of net investment loss to average net assets	(2.77)%	(2.72)%	(2.06)%	(1.03	)%(c)
Portfolio turnover rate	56%	43%	60%	95%
Ratio of operating expenses to average net assets without expense waivers and/or reimbursements	3.90%	3.85%	3.40%	3.15	%(c)

(a)	The Munder @Vantage Fund commenced operations on October 17, 2000.

(b)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c)	Annualized.

See Notes to Financial Statements.

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2004

1. Organization

    As of June 30, 2004, the Munder Funds (sometimes referred to as the “Funds”) consisted of 31 portfolios, each of which is a series of Munder Series Trust (“MST”), The Munder Framlington Funds Trust (“MFFT”) or Munder @Vantage Fund (“@Vantage”). Information presented in these financial statements pertains only to the Munder @Vantage Fund (the “Fund”), the only series of @Vantage. @Vantage is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company, and was organized as a Delaware statutory trust on April 7, 2000. The Fund’s goal is to seek long-term capital appreciation. The financial statements for the remaining Munder Funds are presented in separate reports.

2. Significant Accounting Policies

    The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Security Valuation: The Board of Trustees has approved one or more pricing services to provide prices for valuing portfolio securities. Equity securities, including depositary receipts, are generally valued at the last quoted sale price on the primary market or exchange where such securities are traded or the official close price of such exchange. Equity securities, other than depositary receipts, for which the last quoted sale price or official close price is not available are valued at the mean of the most recently quoted bid and asked prices. Depositary receipts for which the last quoted sale price is not available are valued based on the underlying security’s value and relevant exchange rate. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges may also be subject to fair valuation by such pricing committee should a significant event occur subsequent to the close of the foreign securities exchanges. Fair valuations involve a review of relevant factors, including without limitation, movements in U.S. equity markets following the close of foreign markets, country-specific information, company-specific information, industry

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2004 (continued)

information and/or comparable, publicly-traded securities information. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

    Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of the close of regular trading on the London Stock Exchange. Purchases and sales of investment securities and items of income and expense denominated in foreign currencies are translated on the respective dates of such transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on all assets and liabilities denominated in foreign currencies other than investment securities are included in the net change in unrealized appreciation/ (depreciation) of foreign currency-related transactions. Net realized gains and losses from foreign currency-related transactions include foreign currency gains and losses between trade date and settlement date on investment security, foreign currency and foreign interest and dividend income transactions.

    Unrealized gains and losses resulting from changes in foreign currency exchange rates on investment securities denominated in foreign currencies are included in the net change in unrealized appreciation/(depreciation) of securities. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date of securities denominated in foreign currencies is included in realized gains and losses from security transactions.

    Forward Foreign Currency Exchange and Spot Contracts: The Fund may engage in forward foreign currency exchange and spot contracts in an effort to facilitate transactions in foreign securities and to reduce exposure to foreign currency exchange rates. The value of such contracts is based on exchange rates generally determined as of the close of regular trading on the London Stock Exchange. Forward foreign currency and spot contracts are marked to market daily. The change in market value is recorded as unrealized appreciation/(depreciation) from foreign currency-related transactions. When the contract is closed, the Fund records a realized gain or loss from foreign currency-related transactions equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency exchange and spot contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2004 (continued)

does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange and spot contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    Repurchase Agreements: Each repurchase agreement entered into by the Fund provides that the seller must transfer to the Fund initial collateral at least equal to the total amount of the repurchase obligation, including interest, and transfer upon request additional collateral any time the value of the collateral falls below such level. Each repurchase agreement also provides that in the event of counterparty default, the Fund has the right to accelerate the seller’s repurchase obligation and/or use the collateral to satisfy the seller’s repurchase obligation. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights.

    Options: The Fund purchased put options written by others on securities it owns or has the right to acquire. Options may relate to individual securities, stock indices, foreign currencies or futures contracts.

    By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option can be exercised to offset all or a portion of the Fund’s resulting loss. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. When the Fund purchases a put option, the premium paid by the Fund is recorded as an asset. The amount of the asset is adjusted daily to reflect the current market value of the put option. If a put option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on a put option purchased by it, the Fund will recognize a gain if the premium received by the Fund on the closing transaction exceeds the premium paid to purchase the option. If a put option is exercised, the premium is added to the cost basis of the underlying security in determining whether the Fund realized a gain or loss.

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2004 (continued)

    Security Transactions and Net Investment Income: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. General expenses of the Munder Funds are allocated to the Fund based upon the relevant driver of such expenses.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid annually (if available) by the Fund. The Fund’s net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

3. Investment Advisor, Administrator and Other Related Party Transactions

    For its advisory services provided during the year ended June 30, 2004, Munder Capital Management (the “Advisor”) was entitled to receive from the Fund a fee, computed daily and payable monthly at an annual rate of 2.00% of the value of its average daily net assets.

    The Advisor voluntarily agreed to waive advisory fees and/or reimburse certain operating expenses of the Fund during the year ended June 30, 2004 in an amount totaling $284,736.

    The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund an administration fee, computed daily and payable monthly, based on the average daily net assets of the Fund at the following annual rates subject to a Fund minimum fee of $50,000:

Fund Net Assets	Annual Fee

First $100 million	0.153%
Next $150 million	0.128%
Next $250 million	0.104%
Next $500 million	0.079%
Thereafter	0.055%

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2004 (continued)

    The administration fees paid to the Advisor by the Fund prior to June 1, 2004 were based on the aggregate average daily net assets of all of the portfolios of MFFT, @Vantage and MST with the exception of the Munder S&P® MidCap Index Equity Fund, Munder S&P® SmallCap Index Equity Fund, Munder Institutional Government Money Market Fund and Munder Institutional Money Market Fund portfolios of MST which were subject to a different fee schedule. For the period February 10, 2004 through May 31, 2004, the annual fee for the Fund was fixed at 0.1346%. Prior to February 10, 2004, the following fee schedule was in effect for the Fund:

Aggregate Net Assets	Annual Fee

First $2.8 billion	0.1477%
Next $2.2 billion	0.1377%
Next $5.0 billion	0.1357%
Next $2.5 billion	0.0867%
Thereafter	0.0767%

    For the year ended June 30, 2004, the Advisor earned $44,810 before payment of sub-administration fees and $30,362 after payment of sub-administration fees for its administrative services to the Fund. During the year ended June 30, 2004, the Fund paid an effective rate of 0.1413% for administrative services.

    Comerica Inc. (“Comerica”), through its wholly-owned subsidiary Comerica Bank, owns approximately 95% of the Advisor (86% on a fully diluted basis) as of June 30, 2004. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $2 for its sub-transfer agency and other related services provided to the Fund for the year ended June 30, 2004.

    Each Trustee of @Vantage is paid an annual retainer of $4,000 for services provided as a Board member plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Trustee of MST and MFFT is paid an aggregate fee, consisting of a $68,000 annual retainer ($90,000 for the Chairman and nominee for Chairman) for services provided as a Board member, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such services. Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2004 (continued)

they are invested in one or more of the Munder Funds selected by the Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MST, MFFT and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of the Advisor, Comerica or any of Comerica’s affiliates receives any compensation from the Fund, MST or MFFT.

4. Shareholder Servicing Plan

    The Fund has a Shareholder Servicing Plan (the “Plan”) under which the Fund pays securities dealers and other financial institutions and organizations (collectively, the “Service Organizations”) a shareholder servicing fee at the annual rate of 0.50% of the net asset value of the outstanding shares owned by customers of such Service Organizations.

    Comerica Bank is among the Service Organizations who may receive fees from the Fund under the Plan. For the year ended June 30, 2004, the Fund paid $145 to Comerica Bank for shareholder services provided to shareholders.

5. Securities Transactions

    Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $16,110,832 and $20,116,397 respectively, for the year ended June 30, 2004.

    At June 30, 2004, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $8,044,065 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $6,026,959 and net appreciation for Federal income tax purposes was $2,017,106. At June 30, 2004, aggregate cost for Federal income tax purposes was $30,225,705.

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2004 (continued)

6. Common Stock

    At June 30, 2004, the Fund was authorized to issue an unlimited number of $0.01 par value shares of beneficial interest.

    Each quarter, the Fund offers to repurchase a minimum of 5% of the number of shares outstanding on the date repurchase requests are due at current net asset value. The Fund’s Board of Trustees may establish a larger percentage for any quarterly repurchase offer. However, the percentage will not be less than 5% or more than 25% of the shares outstanding on the date repurchase requests are due.

    Quarterly repurchase offers commence each January, April, July, and October and are completed in the following month.

7. Industry Concentration

    The Fund intends to invest at least 65% of its total net assets in equity securities of U.S. and non-U.S. companies considered by the Advisor to significantly benefit from or derive revenue from the Internet, advances in communications technology, data processing technology and implementations thereof, generally known as Internet technologies. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of industries.

    The Fund may invest up to 40% of its total assets in equity securities of privately owned Internet-related technology companies that plan to conduct an initial public offering (IPO) within a period of several months to several years from the time the Fund makes its investment. These companies are referred to as venture capital companies. Venture capital companies represent highly speculative investments by the Fund. Of the Fund’s venture capital holdings, the Fund may invest up to 20% of its total assets in securities of private investment funds that invest primarily in venture capital companies.

8. Revolving Line of Credit

    Effective December 17, 2003, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 5% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 15, 2004 on

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2004 (continued)

the daily amount of the unused commitment. During the year ended June 30, 2004, the Fund did not utilize the revolving line of credit. For the year ended June 30, 2004, total commitment fees for the Fund were $487.

9. Commitments

    The Fund invests in certain private placements that may require additional funding. The issuer of the private placement may also permanently reduce the outstanding funding at any time. At June 30, 2004, the Fund had total commitments to contribute $2,972,038 to various issuers when and if required.

10. Indemnification Obligations

    The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11. Income Tax Information

    Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also may utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

    As determined on June 30, 2004, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, net operating losses and partnership basis adjustments were reclassified at year end. The following reclassifications had no effect on net income, net assets or net asset value per share:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-In
Income/(loss)	Gain/(loss)	Capital

$860,002	$147,263	$(1,007,265)

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2004 (continued)

    At June 30, 2004, the components of distributable earnings on a tax basis were as follows:

Post October	Unrealized
Loss/Capital	Appreciation/
Loss Carryover	(Depreciation)	Total

$(111,011,422)	$2,017,106	$(108,994,316)

    The differences between book and tax distributable earnings are primarily due to wash sales, partnership basis adjustments and deferred trustees’ fees.

    As determined at June 30, 2004, the Fund had available for Federal income tax purposes, $111,010,518 of unused capital losses of which $76,651,606, $27,134,937 and $7,223,975 expire in 2010, 2011 and 2012, respectively.

    Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The Fund has elected to defer net currency losses arising between November 1, 2003 and June 30, 2004 of $904.

12. Subsequent Event (Unaudited)

    On August 10, 2004, the Board of Trustees approved a reduction in the fee paid to the Advisor for its advisory services. Effective August 10, 2004, the Advisor is entitled to receive from the Fund a fee, computed daily and payable monthly at an annual rate of 1.75% of the value of its average daily net assets.

13. Tax Information (Unaudited)

    For the fiscal year ended June 30, 2004, the Fund designated approximately $47,030, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the fund pays a distribution during calendar year 2004, complete information will be reported in conjunction with your 2004 Form 1099-DIV.

14. Quarterly Portfolio Schedule (Unaudited)

    No later than November 29, 2004, the Fund will file with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first 2005 fiscal quarter ending on September 30, 2004. The Fund will thereafter file Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2004 (continued)

may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 438-5789.

15. Proxy Voting Policies and Procedures (Unaudited)

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 438-5789 or visiting our website at http://www.munder.com or the Securities and Exchange Commission’s website at http://www.sec.gov.

16. Proxy Voting Record (Unaudited)

    The Fund has filed with the Securities and Exchange Commission its proxy voting record on Form N-PX for the 12-month period ending June 30, 2004. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 438-5789 or voting record information or visiting our website at http://www.munder.com or the Securities and Exchange Commission’s website at http://www.sec.gov.

17. Trustees and Executive Officers (Unaudited)

    Information about the Trustees and executive officers of the Munder Funds, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, are as set forth in the table below. A Trustee is deemed to be a “Non-Interested Trustee” to the extent the Trustee is not an “interested person” of

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2004 (continued)

the Munder Funds (as that term is defined in Section 2(a)(19) of the 1940 Act).

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past 5	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	Years	by Trustee	Held by Trustee

Non-Interested Trustees

Charles W. Elliott c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 72	Trustee and Chairman	Indefinite since 11/89	Consultant, self-employed (since 7/95); Senior Advisor to President, Western Michigan University (7/95 to 12/98).	31	None

John Rakolta, Jr. c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 57	Trustee and Vice Chairman	Indefinite since 2/93	Chairman and Chief Executive Officer, Walbridge Aldinger Company (construction company) (since 1991).	31	None

David J. Brophy c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 68	Trustee	Indefinite since 5/93	Professor of Finance, University of Michigan-Business School (since 8/66).	31	None

Joseph E. Champagne c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 66	Trustee	Indefinite since 11/89	Vice President, Macomb College (since 7/01); Dean, Macomb College (since 9/97).	31	None

Thomas D. Eckert c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 56	Trustee	Indefinite since 2/93	Director, President and Chief Executive Officer, Capital Automotive REIT (real estate investment trust specializing in retail automotive properties) (since 10/97).	31	None

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2004 (continued)

				Number of
				Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past 5	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	Years	by Trustee	Held by Trustee

John Engler c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 55	Trustee	Indefinite since 2/03	President of State and Local Government/Vice President of Government Solutions for North America, Electronic Data Systems Corp. (computer services) (since 1/03); Governor of the State of Michigan (1/91 to 1/03).	31	Universal Forest Products, Inc. (manufacturer and distributor of lumber products) (since 1/03); Northwest Airlines (since 4/03).
Arthur T. Porter c/o The Munder Funds 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 48	Trustee	Indefinite since 2/01	Executive Director, McGill University Health Centre (since 4/04); Chairman and Chief Executive Officer, University Radiation Oncology Physicians PC, Griffon Companies (10/03 to 4/04); President and Chief Executive Officer of the Detroit Medical Center (3/99 to 9/03); Professor with Tenure and Chairman of Radiation Oncology of Wayne State University School of Medicine (3/91 to 3/99).	31	Adherex Technologies, Inc. (biopharmaceutical company) (since 3/04).

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2004 (continued)

Number of
Portfolios
		Term of	Principal	in Fund
		Office(1) and	Occupation(s)	Complex
	Position(s) with	Length of	During Past 5	Overseen	Other Directorships
Name, Address and Age	the Funds	Time Served(2)	Years	by Trustee	Held by Trustee

Interested Trustee

Michael T. Monahan(3) 3707 West Maple Rd. Suite 102 Bloomfield Hills, MI 48301 Age 65	Trustee	since 8/00	President of Monahan Enterprises, LLC (consulting company) (since 6/99); Chairman of Munder Capital Management (investment advisor) (10/99 to 12/00); Chairman and Chief Executive Officer of Munder Capital Management (10/99 to 12/99); President of Comerica Incorporated (bank holding company) (6/92 to 6/99).	31	CMS Energy Corporation (energy company) (since 12/02).

(1)	The Trustee may serve until his death, resignation, removal or retirement. Pursuant to the By-Laws, any Trustee shall retire as Trustee at the end of the calendar year in which he attains the age of 75 years.

(2)	Length of time served is measured from the earliest date of service as a Trustee of any of the Munder Funds or their predecessors.

(3)	Mr. Monahan is an “interested person” as defined in the 1940 Act. Mr. Monahan owns stock in Comerica, the indirect parent company of Munder Capital Management, the Fund’s advisor. Mr. Monahan also receives retirement and health benefits from Comerica.

Munder @Vantage Fund

Notes to Financial Statements, June 30, 2004 (continued)

Term of
Office(1) and
	Position(s) with	Length of
Name, Address and Age	the Funds	Time Served(2)	Principal Occupation(s) During Past 5 Years

Officers

Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 41	President and Principal Executive Officer	through 2/05; since 8/04	President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (investment advisor) (since 8/04); President and Chief Investment Officer of Munder Capital Management (1/02 to 8/04); Chief Investment Officer/ Equity of Munder Capital Management (5/00 to 1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor) (11/97 to 5/00).

Stephen J. Shenkenberg 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 46	Vice President, Secretary and Chief Legal Officer	through 2/05; since 8/00	General Counsel of Munder Capital Management (investment advisor) (since 7/00); Deputy General Counsel of Strong Capital Management, Inc. (investment advisor) (12/92 to 7/00).

Peter K. Hoglund 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 38	Vice President and Principal Financial Officer	through 2/05; since 2/01	Chief Administration Officer of Munder Capital Management (investment advisor) (since 5/00); Associate of Heartland Industrial Partners (a private equity group) (10/99 to 5/00); Sr. Portfolio Manager of Munder Capital Management (1/98 to 10/99).

Cherie Ugorowski 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 35	Treasurer and Principal Accounting Officer	through 2/05; since 8/01	Controller of Munder Capital Management (investment advisor) (since 6/01); Corporate Accounting Manager, DaimlerChrysler Corporation (automotive manufacturer) (9/99 to 6/01); Manager, Audit and Business Advisory Practice, Arthur Andersen LLP (5/95 to 9/99).

(1)	The officers are elected annually by the Board.

(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

    The Statement of Additional Information for the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 438-5789.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Munder @Vantage Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Munder @Vantage Fund (the “Fund”) as of June 30, 2004, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Munder @Vantage Fund at June 30, 2004, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 13, 2004

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BOARD OF TRUSTEES

Charles W. Elliott, Chairman
John Rakolta, Jr., Vice Chairman
David J. Brophy
Joseph E. Champagne
Thomas D. Eckert
John Engler
Michael T. Monahan
Arthur T. Porter
OFFICERS

Enrique Chang, President and Principal Executive Officer
Peter K. Hoglund, Vice President and Principal Financial Officer
Stephen J. Shenkenberg, Vice President, Secretary and Chief Legal Officer
Mary Ann Shumaker, Assistant Secretary
Melanie Mayo West, Assistant Secretary
Cherie N. Ugorowski, Treasurer and Principal Accounting Officer
Kevin R. Kuhl, Assistant Treasurer
David W. Rumph, Assistant Treasurer
Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR

Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009
TRANSFER AGENT

PFPC, Inc.
4400 Computer Drive
Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
DISTRIBUTOR

Funds Distributor, Inc.
100 Summer Street
Boston, MA 02110
LEGAL COUNSEL

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

ANN@VAN604

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive changes were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 11(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John Rakolta, Jr., David J. Brophy, Arthur T. Porter and Thomas Eckert are each an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR). Dr. Brophy qualifies as an audit committee financial expert based on his experience as a Professor of Finance at the University of Michigan Business School since 1966, service as a director and advisor to a number of financial services firms and past service as a director of several public companies.

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the fiscal years ended June 30, 2004 and June 30, 2003 for services rendered by Ernst & Young LLP (“E&Y”), the registrant’s principal accountant, to the Fund.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings, if any, for the last two fiscal years ended June 30, 2004 and June 30, 2003 were $23,675 and $22,975, respectively.

(b) Audit Related Fees

The registrant was not billed any fees by E&Y for the last two fiscal years ended June 30 for the Fund for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise included above.

During the fiscal years ended June 30, 2004 and 2003, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(c) Tax Fees

The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended June 30, 2004 and June 30, 2003 were $5,350 and $5,100, respectively.

During the fiscal years ended June 30, 2004 and 2003, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(d) All Other Fees

During the fiscal years ended June 30, 2004 and 2003, no fees for professional services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant other than the fees listed above.

During the fiscal years ended June 30, 2004 and 2003, no fees for other services that relate directly to the operations and financial reporting of the registrant were billed by E&Y to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(e) Pre-Approval Policies and Procedures

Pursuant to the registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant to employ the independent auditor to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence. The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate be presented to the full Audit Committee at its next meeting. Since November 12, 2002, the Audit Committee has delegated such authority to its Chairman.

Pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, pre-approval is required for non-audit services billed by E&Y to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the services relate directly to the operations and financial reporting of the registrant. As disclosed above in Items 4(b) through (d), there were no fees for such services during the applicable periods.

(f) Less than 50 percent of the hours expended on E&Y’s engagement to audit the registrant’s financial statement for the fiscal year ended June 30, 2004 for the Fund were attributed to work performed by persons other than E&Y’s full-time, permanent employees.

(g) E&Y did not bill the registrant for any other non-audit services for the fiscal years ended June 30, 2004 and 2003 for the Fund other than as disclosed above.

The aggregate non-audit fees billed by E&Y for services rendered to Munder Capital Management, the registrant’s investment adviser, for the fiscal years ended June 30, 2004 and 2003 were $211,473 and

$249,184, respectively. The aggregate non-audit fees billed by E&Y for services rendered to entities controlling, controlled by, or under common control with Munder Capital Management that provide ongoing services to the registrant, for the fiscal years ended June 30, 2004 and 2003 were $56,349 and $41,000, respectively.

(h) The registrant’s Audit Committee has determined that the non-audit services E&Y has rendered to Munder Capital Management and any entity controlling, controlled by, or under common control with Munder Capital Management that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

The Board has delegated to Munder Capital Management (the “Advisor”) discretionary investment management authority with respect to the assets of the Fund, which includes proxy voting authority, and directed that the Advisor implement proxy voting policies and procedures (“Proxy Procedures”) in exercising that authority, as described below. Set forth below are the Advisor’s policies on voting shares owned by the Fund. These policies may be revised from time to time with the approval of the Board.

The Advisor has adopted and implemented the Proxy Procedures and has established a “Proxy Committee” as a means reasonably designed to ensure that the Advisor votes any proxy or other beneficial interest in an equity security prudently and solely in the best interest of the Fund considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

The Advisor has retained Institutional Shareholder Services (“ISS”) to review proxies received for client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. The Advisor has also retained ISS to provide its voting agent service. As such, ISS is responsible for ensuring that all proxy ballots are submitted in a timely manner. At least annually, the Proxy Committee will review ISS’s “Proxy Voting Guidelines” to confirm that they are consistent in all material respects with the Advisor’s Proxy Procedures. The Proxy Committee meets as needed to administer the Advisor’s proxy review and voting process and revise and update the Proxy Procedures as appropriate. At least monthly, the Proxy Committee reviews selected recommendations made by ISS to further the goal of voting proxies in a manner consistent with the best interest of the Fund.

The Advisor generally will vote proxies consistent with ISS’s recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS’s advice and recommendations with respect to a particular proxy does not outweigh the potential benefits to clients from the review of ISS’s advice and recommendations. In addition, the Proxy Committee will review ISS’s recommendations if client holdings for a particular issuer are of meaningful size or value.

For these purposes, the holding of a particular issuer would be considered to be meaningful if: (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least one percent (1%) of the fair market value of any advisory client’s account and (ii) the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or (iii) all client accounts with respect to which the Advisor holds full discretionary authority to vote a client’s proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.

In each instance where the Advisor does not separately review ISS’s recommendations, clients’ proxies will always be voted consistent with ISS’s recommendations. In each instance where the Advisor does separately review ISS’s recommendation, the Advisor may vote differently from ISS’s recommendation, if, based upon certain criteria generally described in the following paragraph, the Advisor determines that such vote is in the best interests of the Fund.

The Advisor generally is willing to vote with recommendations of management on matters of a routine administrative nature (e.g., appointment or election of auditors). The Advisor’s position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. The Advisor generally is opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. With respect to those issues, the Advisor will generally refrain from voting or vote with management. The Advisor is generally not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares (e.g., executive compensation issues) without independent analysis. The Advisor believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis.

From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS’s recommendation on how to vote proxies for one or more resolutions. However, because the Advisor may have business interests that exposes it to pressure to vote a proxy in a manner that may not be in the best interest of the Fund, all requests to vote differently from the ISS recommendation with respect to a particular matter must be submitted to the Proxy Committee and the Advisor’s legal/compliance department (“Legal/Compliance Department”) for independent review. In that review, the Proxy Committee seeks to determine whether the request is in the best interests of the Fund and to identify any actual or potential conflicts between the interests of the Advisor and those of the Fund. If the Proxy Committee approves the request, it is then submitted to the Legal/Compliance Department for review of any actual or potential conflicts of interest that have been identified. The Legal/Compliance Department must approve a request before it is implemented. Such a request for approval will be accompanied by a written description of the conflict. The Legal/Compliance Department may approve a request only under the following conditions:

(i)	No Conflict. No conflict of interest is identified.
(ii)	Immaterial or Remote Conflict. A potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.
(iii)	Material Conflict. In the event a potential or actual conflict of interest is identified and appears to be material, the Legal/Compliance Department may approve the request only with written approval from the Board, the Board Process and Compliance Oversight Committee or a designated member of that Committee.

With respect to the Fund, if the Advisor receives instructions from the Board Process and Compliance Oversight Committee, the Advisor will vote the shares in accordance with such instructions. If no instructions are received or approval is not obtained from the Board Process and Compliance Oversight

Committee, the Advisor will vote the shares in accordance with ISS’s recommendation. Every decision to vote on a resolution in a proxy solicited by a company held by the Fund in a manner different from the recommendation of ISS is disclosed to the Board at its next regularly scheduled meeting along with an explanation for the vote.

Notwithstanding the above, and pursuant to an exemptive order issued by the SEC to iShares Trust, et al. (“SEC Order”) and procedures approved by the Board, the Fund will vote their shares of an iShares fund in the same proportion as the vote of all other holders of shares of such iShares fund, during any period in which the Fund, the Advisor, and the Sub-Advisor in the aggregate hold 25% or more of the outstanding voting securities of such iShares fund.

The Fund has filed with the SEC its proxy voting record on Form N-PX for the 12-month period ending June 30, 2004. Form N-PX must be filed by the Fund each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 438-5789 or visiting the Munder Funds website at http://www.munder.com or the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Board of Trustees has not adopted procedures by which shareholders may recommend nominees to the Board.

Item 10. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Enrique Chang, the registrant’s President and Principal Executive Officer, and Peter K. Hoglund, the registrant’s Vice President and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) of under the Investment Company Act of 1940 (the “Procedures”) and evaluated their effectiveness. Based on their review, Mr. Chang and Mr. Hoglund determined that the Procedures adequately ensure that information required to be disclosed by the registrant in reports on Form N-CSR filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits

(a)(1) The Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MUNDER @VANTAGE FUND

By:	/s/ Enrique Chang

Enrique Chang President

Date:	September 3, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Enrique Chang

Enrique Chang
President and Principal Executive Officer

Date:	September 3, 2004

By:	/s/ Peter K. Hoglund

Peter K. Hoglund
Vice President and Principal Financial Officer

Date:	September 3, 2004